DIRECTOR SUPPLEMENTAL

                             RETIREMENT BENEFIT PLAN

                           OSWEGO COUNTY SAVINGS BANK

                                Oswego, New York

                                 March 15, 2000


                  Financial Institution Consulting Corporation

                          700 Colonial Road, Suite 260

                            Memphis, Tennessee 38117

                              WATS: 1-800-873-0089

                               FAX: (901) 684-7414

                                 (901) 684-7400
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                 DIRECTORS SUPPLEMENTAL RETIREMENT BENEFIT PLAN

         This Directors Supplemental Retirement Benefit Plan (the "Plan"), executed as of the 15th day March, 2000, formalizes the understanding by and between OSWEGO COUNTY SAVINGS BANK. (the "Bank"), a state chartered savings bank, and its directors, hereinafter referred to as "Director(s)", who shall be eligible to participate in this Plan by execution of a Directors Supplemental Retirement Benefit Plan Joinder Agreement ("Joinder Agreement") in a form provided by the Bank. Any reference herein to the "Holding Company" shall mean the Oswego County Bancorp, Inc. and any reference to the "Mutual Holding Company" shall mean Oswego County Mutual Holding Co., M.H.C.

                              W I T N E S S E T H :

         WHEREAS, the Directors serve the Bank as members of the Board of Directors; and

         WHEREAS, the Bank desires to honor, reward and recognize the Directors who have provided long and faithful service to the Bank and to ensure the continued service on the Board by such Directors until retirement age; and

         WHEREAS, the Directors wish to be assured that they will be entitled to a certain amount of extended compensation for some definite period of time from and after retirement from active service with the Bank or other termination of service and wish to provide their beneficiaries with benefits from and after death; and

         WHEREAS, the Bank and the Directors wish to provide the terms and conditions upon which the Bank shall pay such extended compensation to the Directors after retirement or other termination of service and/or death benefits to their beneficiaries after death; and

         WHEREAS, the Bank and the Directors intend this Plan to be considered an unfunded arrangement, maintained primarily to provide supplemental retirement income for such Directors; and


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         WHEREAS, the Bank has adopted this Directors Supplemental Retirement
Benefit Plan which controls all issues relating to Retirement Benefits as described herein;

         NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the Bank and the Directors agree as follows:

                                    SECTION I

                                   DEFINITIONS

         When used herein, the following words and phrases shall have the meanings below unless the context clearly indicates otherwise:

1.1 "Accrued Benefit" means that portion of the Retirement Benefit which is required to be expensed and accrued under generally accepted accounting principles (GAAP) by any appropriate method which the Bank's Board of Directors may require in the exercise of its sole discretion.

1.2 "Act" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.3      "Administrator" means the Bank.

1.4      "Bank" means OSWEGO COUNTY SAVINGS BANK and any successor thereto.

1.5 "Beneficiary" means the person or persons (and their heirs) designated as Beneficiary in the Director's Joinder Agreement to whom the deceased Director's benefits are payable. If no Beneficiary is so designated, then the Director's Spouse, if living, will be deemed the Beneficiary. If the Director's Spouse is not living, then the Children of the Director
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         will be deemed the Beneficiaries and will take on a per stirpes basis.
         If there are no living Children, then the Estate of the Director will be deemed the Beneficiary.

1.6 "Benefit Age" shall be the birthday on which the Director becomes eligible to receive the Retirement Benefit under the Plan. Such birthday shall be designated in the Director's Joinder Agreement.

1.7 "Benefit Eligibility Date" shall be the date on which a Director is entitled to receive his Retirement Benefit. A Director's "Benefit Eligibility Date" shall occur on the 1st day of the month coincident with or next following the month in which the Director attains his Benefit Age designated in the Joinder Agreement.

1.8 "Cause" means personal dishonesty, willful misconduct, willful malfeasance, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation (other than traffic violations or similar offenses), or final cease-and-desist order, material breach of any provision of this Plan, or gross negligence in matters of material importance to the Bank.

1.9 A "Change in Control" shall mean and include the following with respect to the Mutual Holding Company, the Bank, or the Holding Company:

(2) a reorganization, merger, merger conversion, consolidation or sale of all or substantially all of the assets of the Bank, the Mutual Holding Company or the Holding Company, or a similar transaction in which the Bank, the Mutual Holding Company or the Holding Company is not the resulting entity; or

(3) individuals who constitute the board of directors of the Bank, the Mutual Holding Company or the Holding Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was

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                  approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election was approved by the Holding Company's nominating committee which is comprised of members of the Incumbent
                  Board, shall be, for purposes of this clause (ii) considered as though he were a member of the Incumbent Board.

                  Notwithstanding the foregoing, a "Change in Control" of the Bank or the Holding Company shall not be deemed to have occurred if the Mutual Holding Company ceases to own at least 51% of all outstanding shares of stock of the Holding Company in connection with a liquidation of the Mutual Holding Company into the Holding Company or a conversion of the Mutual Holding Company from mutual to stock form.

                  In addition, "Change in Control" shall mean and include the following with respect to the Bank or the Holding Company in the event that the Mutual Holding Company converts to stock form or in the event that the Holding Company issues shares of its common stock to stockholders other than the Mutual Holding Company:

         (1) a change in control of a nature that would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (hereinafter the "Exchange Act"); or

         (2) an acquisition of "control" as defined in the Bank Holding Company Act and applicable regulations thereunder ("BHCA"), as determined by the Board of Directors of the Bank or the Holding Company; or

         (3)      at such time as:
                  (i) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) or "group acting in concert" is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank representing Twenty Percent (20%) or more of the combined voting power of the Bank's or Holding Company's outstanding securities ordinarily having the right to vote at the elections of


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                           directors, except for any stock purchased by the
                           Bank's Employee Stock Ownership Plan and/or the trust under such plan; or

                  (ii) a proxy statement is issued soliciting proxies from the stockholders of the Holding Company by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger, or consolidation of the Holding Company with one or more corporations as a result of which the outstanding shares of the class of the Holding Company's securities are exchanged for or converted into cash or property or securities not issued by the Holding Company.

                  The term "person" includes an individual, a group acting in concert, a corporation, a partnership, an association, a joint venture, a pool, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group formed for the purpose of acquiring, holding or disposing of securities. The term "acquire" means obtaining ownership, control, power to vote or sole power of disposition of stock, directly or indirectly or through one or more transactions or subsidiaries, through purchase, assignment, transfer, exchange, succession or other means, including (1) an increase in percentage ownership resulting from a redemption, repurchase, reverse stock split or a similar transaction involving other securities of the same class; and (2) the acquisition of stock by a group of persons and/or companies acting in concert which shall be deemed to occur upon the formation of such group, provided that an investment advisor shall not be deemed to acquire the voting stock of its advisee if the advisor (a) votes the stock only upon instruction from the beneficial owner and (b) does not provide the beneficial owner with advice concerning the voting of such stock. The term "security" includes nontransferable subscription rights issued pursuant to a plan of conversion, as well as a "security," as defined in 15 U.S.C. ss. 78c(2)(1); and the term "acting in concert" means (1) knowing participation in a joint activity or interdependent conscious parallel action towards a common goal whether or not pursuant to an express agreement, or (2) a combination or pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship,


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         agreement or other arrangement, whether written or otherwise. Further, acting in concert with any person or company shall also be deemed to be acting in concert with any person or company that is acting in concert with such other person or company.

                  Notwithstanding the above definitions, the boards of directors of the Bank or the Holding Company, in their absolute discretion, may make a finding that a Change in Control of the Bank or the Holding Company has taken place without the occurrence of any or all of the events enumerated above.

1.10 "Children" means the Director's children, or the issue of any deceased Children, then living at the time payments are due the Children under this Plan. The term "Children" shall include both natural and adopted Children.

1.11 "Disability Benefit" means the monthly benefit payable to the Director following a determination, in accordance with Subsection 3.6, that he is no longer able, properly and satisfactorily, to perform his duties as Director.

1.12     "Effective Date" of this Plan shall be March 15, 2000.

1.13     "Estate" means the estate of the Director.

1.14 "Interest Factor" means monthly compounding or discounting, as applicable, at seven percent (7%) per annum.

1.15 "Payout Period" means the time frame during which certain benefits payable hereunder shall be distributed. Payments shall be made in equal monthly installments commencing within thirty (30) days following the occurrence of the event which triggers distribution for One Hundred Twenty (120) consecutive months. For purposes of the Survivor's


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         Benefits payable hereunder, the Payout Period shall be One Hundred
         Twenty (120) consecutive months.

1.16     "Plan Year" shall mean the calendar year.

1.17 "Spouse" means the individual to whom the Director is legally married at the time of the Director's death.



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1.18     "Retirement Benefit" means an annual amount payable to the Director in monthly installments throughout the Payout Period, equal to the amount designated in the Director's Joinder Agreement and subject to Subsection 3.1.

1.19 "Survivor's Benefit" means an annual amount payable to the Beneficiary in monthly installments throughout the Payout Period, equal to the amount designated in the Director's Joinder Agreement and subject to Subsection 3.2.

                                   SECTION II

                          ESTABLISHMENT OF RABBI TRUST

         The Bank intends to establish a rabbi trust into which the Bank intends to contribute assets which shall be held therein, subject to the claims of the Bank's creditors in the event of the Bank's "Insolvency" as defined in the plan which establishes such rabbi trust, until the contributed assets are paid to the Directors and their Beneficiaries in such manner and at such times as specified in this Plan. It is the intention of the Bank to make contributions to the rabbi trust to provide the Bank with a source of funds to assist it in meeting the liabilities of this Plan. The rabbi trust and any assets held therein shall conform to the terms of the rabbi trust agreement which has been established in conjunction with this Plan. To the extent the language in this Plan is modified by the language in the rabbi trust agreement, the rabbi trust agreement shall supersede this Plan. Any contributions to the rabbi trust shall be made during each Plan Year in accordance with the rabbi trust agreement. The amount of such contribution(s) shall be at least equal to the Director's Accrued Benefit, if any, less: (i) previous contributions made on behalf of the Director to the rabbi trust, and (ii) earnings to date on all such previous contributions.

                                   SECTION III

                                    BENEFITS

3.1 Retirement Benefit. If the Director is in the service of the Bank until reaching his Benefit Age, the Director shall be entitled to the Retirement Benefit. Such Retirement Benefit


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         shall commence on the 1st day of the month following the Director's actual retirement or other termination of service on the Board, other than a termination of service due to the Director's death, and shall be payable in monthly installments throughout the Payout Period. In the event a Director dies after commencement of the Retirement Benefit payments but before completion of all such payments due and owing hereunder, the Bank shall pay to the Director's Beneficiary a continuation of the monthly installments for the remainder of the Payout Period.

         A Director may, upon proper notice, reduce his Benefit Age so long as his Benefit Age, as modified, is not less than age sixty-five (65); provided however, that the Director has served on the Board for not less than ten (10) years from the effective date of this Plan. The Director must give notice in writing at least twelve (12) months prior to attaining his new Benefit Age, provided that such notice is given no later than the calendar year prior to attainment of the new Benefit Age. If the Director makes such an election, the Director shall be entitled to the annuitized value of the Accrued Benefit (using the Interest Factor) payable in monthly installments over the Payout Period commencing within thirty (30) days of the Director's attainment of the new Benefit Age. In the event that the Director dies after having given notice of electing to retire at the new Benefit Age but before leaving the service of the Bank or attaining the new Benefit Age, the Director's beneficiary will be entitle to the annuitized value of the Director's Accrued Benefit (using the Interest Factor) payable in monthly installments over the Payout Period commencing within thirty
         (30) days of the Director's death.

3.2 Death Prior to Benefit Age. If the Director dies prior to attaining his Benefit Age but while in the service of the Bank, the Director's Beneficiary shall be entitled to the Survivor's Benefit. The Survivor's Benefit shall commence within thirty (30) days of the Director's death and shall be payable in monthly installments throughout the Payout Period.


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3.3      Voluntary or Involuntary Termination Other Than for Cause.
         ---------------------------------------------------------

         (a) If the Director's service with the Bank is voluntarily or involuntarily terminated prior to the attainment of his Benefit Eligibility Date, for any reason other than for Cause, the Director's death, disability, or following a Change in Control (as defined), the Director (or his Beneficiary) shall be entitled to the annuitized value (using the Interest Factor) of (i) his vested Accrued Benefit calculated as of the date of his termination of service, plus (ii) interest accrued on such vested Accrued Benefit from the date of termination until his Benefit Age.

                  Such benefit shall commence on the Director's Benefit Eligibility Date and shall be payable in monthly installments throughout the Payout Period. In the event the Director dies at any time after commencement of payments hereunder, but prior to completion of all such payments due and owing hereunder, the Bank shall pay to the Director's Beneficiary a continuation of the monthly installments for the remainder of the Payout Period.

         (b) If the Director dies after his voluntary or involuntary termination of service occurring prior to his Benefit Eligibility Date, and prior to the commencement of benefits hereunder, the Director's Beneficiary shall be entitled to the annuitized value (using the Interest Factor) of his Accrued Benefit. The payment of such benefit shall commence within thirty (30) days of the Director's death. The benefit shall be payable in monthly installments over the Payout Period.

3.4      Termination of Service Related to a Change in Control.
         -----------------------------------------------------

         (a) If the Director's service is terminated (either voluntarily or involuntarily) following or coincident with a Change in Control, the Director shall be entitled to his full Retirement Benefit (as if he had remained in service until his Benefit


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                  Age). Such benefit shall commence on the 1st day of the month following his termination of service and shall be payable in monthly installments throughout the Payout Period. In the event that the Director dies at any time after commencement of the payments, but prior to completion of all such payments due and owing hereunder, the Bank, or its successor, shall pay to the Director's Beneficiary a continuation of the monthly installments for the remainder of the Payout Period.

         (b) If, after such termination, the Director dies prior to commencement of the benefits hereunder, the Director's Beneficiary shall be entitled to the Survivor's Benefit which shall commence within thirty (30) days of the Director's death. The Survivor's Benefit shall be payable in monthly installments over the Payout Period.

3.5 Termination for Cause. If the Director is terminated for Cause, all benefits under this Plan shall be forfeited and this Plan shall become null and void as to the Director.

3.6 Disability Benefit. Notwithstanding any other provision hereof, if requested by the Director and approved by the Board of Directors, the Director who has not attained his Benefit Eligibility Date shall be entitled to receive the Disability Benefit hereunder, in any case in which it is determined by a duly licensed physician selected by the Bank, that the Director is no longer able, properly and satisfactorily, to perform his regular duties as a Director, because of ill health, accident, disability or general inability due to age. If the Director's service is terminated pursuant to this paragraph and Board of Director approval is obtained, the Director may elect to begin receiving the Disability Benefit in lieu of any benefit available under Section 3.3, which is not available prior to the Director's Benefit Eligibility Date. The Disability Benefit shall equal the Director's Accrued Benefit, annuitized (using the Interest Factor) over the Payout Period. The Disability Benefit shall be payable in monthly installments over the Payout Period commencing within thirty (30)


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         days following the later of (i) the above mentioned disability determination and (ii) the approval of the Disability Benefit by the Board of Directors. In the event the Executive dies at any time after termination of employment due to disability but prior to commencement or completion of all payments due and owing hereunder, the Bank shall pay to the Executive's Beneficiary a continuation of the monthly installments for the remainder of the Payout Period.

                                   SECTION IV

                             BENEFICIARY DESIGNATION

         The Director shall make an initial designation of primary and secondary Beneficiaries upon execution of his Joinder Agreement and shall have the right to change such designation, at any subsequent time, by submitting to the Administrator in substantially the form attached as Exhibit A to the Joinder Agreement, a written designation of primary and secondary Beneficiaries. Any Beneficiary designation made subsequent to execution of the Joinder Agreement shall become effective only when receipt thereof is acknowledged in writing by the Administrator.

                                    SECTION V

                           DIRECTOR'S RIGHT TO ASSETS

         The rights of the Director, any Beneficiary, or any other person claiming through the Director under this Plan, shall be solely those of an unsecured general creditor of the Bank. The Director, the Beneficiary, or any other person claiming through the Director, shall only have the right to receive from the Bank those payments so specified under this Plan. The Director agrees that he, his Beneficiary, or any other person claiming through him shall have no rights or


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interests whatsoever in any asset of the Bank, including any insurance policies or contracts which the Bank may possess or obtain to informally fund this Plan. Any asset used or acquired by the Bank in connection with the liabilities it has assumed under this Plan, unless expressly provided herein, shall not be deemed to be held under any trust for the benefit of the Director or his Beneficiaries, nor shall any asset be considered security for the performance of the obligations of the Bank. Any such asset shall be and remain, a general, unpledged, and unrestricted asset of the Bank.


                                   SECTION VI

                            RESTRICTIONS UPON FUNDING

         The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Plan. The Director, his Beneficiaries or any successor in interest to him shall be and remain simply a general unsecured creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation. The Bank reserves the absolute right in its sole discretion to either purchase assets to meet its obligations undertaken by this Plan or to refrain from the same and to determine the extent, nature, and method of such asset purchases. Should the Bank decide to purchase assets such as life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such assets at any time, in whole or in part. At no time shall the Director be deemed to have any lien, right, title or interest in or to any specific investment or to any assets of the Bank. If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Director, then the Director shall assist the Bank by freely submitting to a physical examination and by supplying such additional information necessary to obtain such insurance or annuities.



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

                                   SECTION VII

                     ALIENABILITY AND ASSIGNMENT PROHIBITION

         Neither the Director nor any Beneficiary under this Plan shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Director or his Beneficiary, nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event the Director or any Beneficiary attempts assignment, communication, hypothecation, transfer or disposal of the benefits hereunder, the Bank's liabilities shall forthwith cease and terminate.


                                  SECTION VIII

                                 ACT PROVISIONS

8.1 Named Fiduciary and Administrator. The Bank, as Administrator, shall be the Named Fiduciary of this Plan. As Administrator, the Bank shall be responsible for the management, control and administration of the Plan as established herein. The Administrator may delegate to others certain aspects of the management and operational responsibilities of the Plan, including the employment of advisors and the delegation of ministerial duties to qualified individuals.

8.2 Claims Procedure and Arbitration. In the event that benefits under this Plan are not paid to the Director (or to his Beneficiary in the case of the Director's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Administrator within sixty (60) days from the date payments are refused. The Bank and its Board of Directors shall review the written claim and, if the claim is denied, in whole or in part, they shall provide in writing, within ninety (90) days of receipt of such claim, their specific reasons for such denial, reference to the provisions of


                                       15
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         this Plan or the Joinder Agreement upon which the denial is based, and any additional material or information necessary to perfect the claim. Such writing by the Bank and its Board of Directors shall further indicate the additional steps which must be undertaken by claimants if an additional review of the claim denial is desired.

         If claimants desire a second review, they shall notify the Administrator in writing within sixty (60) days of the first claim denial. Claimants may review this Plan, the Joinder Agreement or any documents relating thereto and submit any issues and comments, in writing, they may feel appropriate. In its sole discretion, the Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall state the specific reasons for the decision and shall include reference to specific provisions of this Plan or the Joinder Agreement upon which the decision is based.

         If claimants continue to dispute the benefit denial based upon completed performance of this Plan and the Joinder Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to mediation, administered by the American Arbitration Association ("AAA") (or a mediator selected by the parties) in accordance with the AAA's Commercial Mediation Rules. If mediation is not successful in resolving the dispute, it shall be settled by arbitration administered by the AAA under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

                                   SECTION IX

                                  MISCELLANEOUS

9.1 No Effect on Director's Rights. Nothing contained herein will confer upon the Director the right to be retained in the service of the Bank nor limit the right of the Bank to deal with the Director without regard to the existence of the Plan.


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

9.2 State Law. The Plan is established under, and will be construed according to, the laws of the State of New York, to the extent such laws are not preempted by the Act and valid regulations published thereunder.

9.3 Severability. In the event that any of the provisions of this Plan or portion thereof, are held to be inoperative or invalid by any court of competent jurisdiction, then: (1) insofar as is reasonable, effect will be given to the intent manifested in the provisions held invalid or inoperative, and (2) the validity and enforce ability of the remaining provisions will not be affected thereby.

9.4 Incapacity of Recipient. In the event the Director is declared incompetent and a conservator or other person legally charged with the care of his person or Estate is appointed, any benefits under the Plan to which such Director is entitled shall be paid to such conservator or other person legally charged with the care of his person or Estate.

9.5 Unclaimed Benefit. The Director shall keep the Bank informed of his current address and the current address of his Beneficiaries. The Bank shall not be obligated to search for the whereabouts of any person. If the location of the Director is not made known to the Bank as of the date upon which any payment of any benefits may first be made, the Bank shall delay payment of the Director's benefit payment(s) until the location of the Director is made known to the Bank; however, the Bank shall only be obligated to hold such benefit payment(s) for the Director until the expiration of thirty-six (36) months. Upon expiration of the thirty-six (36) month period, the Bank may discharge its obligation by payment to the Director's Beneficiary. If the location of the Director's Beneficiary is not made known to the Bank by the end of an additional two (2) month period following expiration of the thirty-six (36) month period, the Bank may discharge its obligation by payment to the Director's Estate. If there is no Estate in existence at such time or if such fact cannot be determined by the Bank, the Director and his


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

         Beneficiary(ies) shall thereupon forfeit any rights to the balance, if any, of any benefits provided for such Director and/or Beneficiary under this Plan.

9.6 Limitations on Liability. Notwithstanding any of the preceding provisions of the Plan, no individual acting as an employee or agent of the Bank, or as a member of the Board of Directors shall be personally liable to the Director or any other person for any claim, loss, liability or expense incurred in connection with the Plan.

9.7 Gender. Whenever in this Plan words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

9.8 Effect on Other Corporate Benefit Plans. Nothing contained in this Plan shall affect the right of the Director to participate in or be covered by any other corporate benefit available to Directors of the Bank constituting a part of the Bank's existing or future compensation structure.

9.9 Suicide. Notwithstanding anything to the contrary in this Plan, the benefits otherwise provided herein shall not be payable and this Plan shall become null and void with respect to the Director if the Director's death results from suicide, whether sane or insane, within twenty-four (24) months after the execution of his Joinder Agreement.

9.10 Inurement. This Plan shall be binding upon and shall inure to the benefit of the Bank, its successors and assigns, and the Director, his successors, heirs, executors, administrators, and Beneficiaries.



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

9.11 Headings. Headings and sub-headings in this Plan are inserted for reference and convenience only and shall not be deemed a part of this Plan.


                                    SECTION X

                              AMENDMENT/REVOCATION

         This Plan shall not be amended, modified or revoked at any time, in whole or part, as to any Director, without the mutual written consent of the Director and the Bank, and such mutual consent shall be required even if the Director is no longer in the service of the Bank.

                                   SECTION XI

                                    EXECUTION

11.1 This Plan sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Plan.

11.2 This Plan shall be executed in triplicate, each copy of which, when so executed and delivered, shall be an original, but all three copies shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the Bank has caused this Plan to be executed on the day and date first above written.

ATTEST:                                   OSWEGO COUNTY SAVINGS BANK.



/s/ Lisa King                             By: /s/ Gregory Kreis
---------------------                     ---------------------
                                          Title:  President & CEO


                                          /s/ Paul Heins
_____________________
Paul Schneible                            Paul Heins

/s/ Bruce Frassinelli                     /s/ Michael R. Brower
---------------------                     ---------------------
Bruce Frassinelli                         Michael Brower

/s/ Deborah Stanley
---------------------
Deborah Stanley

                 DIRECTORS SUPPLEMENTAL RETIREMENT BENEFIT PLAN

                                JOINDER AGREEMENT

         I, Paul Schneible, and OSWEGO COUNTY SAVINGS BANK. hereby agree for good and valuable consideration, the value of which is hereby acknowledged, that I shall participate in the Directors Supplemental Retirement Benefit Plan ("Plan") established on March 15, 2000, by OSWEGO COUNTY SAVINGS BANK., as such Plan may now exist or hereafter be modified; and do further agree to the terms and conditions thereof.

         I understand that I must execute this Directors Supplemental Retirement Benefit Plan Joinder Agreement ("Joinder Agreement") as well as notify the Administrator of such execution in order to participate in the Plan from its Effective Date. Otherwise, I may execute this Joinder Agreement and give notice of such execution to the Administrator at least thirty (30) days prior to any February 1.

         My "Benefit Age" shall be Sixty-Five (65).

         My annual "Retirement Benefit" shall be Twenty-Seven Thousand Four Hundred and Four Dollars ($27,404), subject to Subsection 3.1 and all relevant Subsections of the Plan.

         My annual "Survivor's Benefit" shall be Twenty-Seven Thousand Four Hundred and Four Dollars ($27,404), subject to Subsection 3.2 and all relevant Subsections of the Plan.

         In general, I understand that my receipt (or my Beneficiary's receipt) of the Retirement Benefit (or Survivor's Benefit) shall be subject to all provisions of the Plan.

         In general, I understand that if I voluntarily or involuntarily terminate service at the Bank pursuant to Subsection 3.3 of the Plan and prior to reaching my Benefit Age, for any reason other than for Cause, my retirement benefit shall be computed in accordance with Subsection 3.3 of the Plan, and in general such benefit shall be based on the annuitized value of (i) my Accrued Benefit on such date, plus (ii) interest accrued on such Accrued Benefit from the date of termination until my Benefit Age.

         I hereby designate the following individuals as my "Beneficiary" and I am aware that I can subsequently change such designation by submitting to the Administrator, at any subsequent time, and in substantially the form attached hereto as Exhibit A, a written designation of the primary and secondary Beneficiaries to whom payment under the Plan shall be made in the event of my death prior to complete distribution of the benefits due and payable under the Plan. I understand that any Beneficiary designation made subsequent to execution of the Joinder Agreement shall become effective only when receipt thereof is acknowledged in writing by the Administrator.

PRIMARY BENEFICIARY:       _______________________________________________

SECONDARY BENEFICIARY:     _______________________________________________

         I further understand that I am entitled to review or obtain a copy of the Plan, at any time, and may do so by contacting the Bank.

         This Joinder Agreement shall become effective upon execution (below) by both the Director and a duly authorized officer of the Bank.

         Dated this __th day of ___________, 2000.

(Director)



(Bank's duly authorized Officer)

                 DIRECTORS SUPPLEMENTAL RETIREMENT BENEFIT PLAN

                                JOINDER AGREEMENT

         I, Paul Heins, and OSWEGO COUNTY SAVINGS BANK. hereby agree for good and valuable consideration, the value of which is hereby acknowledged, that I shall participate in the Directors Supplemental Retirement Benefit Plan ("Plan") established on March 15, 2000, by OSWEGO COUNTY SAVINGS BANK., as such Plan may now exist or hereafter be modified; and do further agree to the terms and conditions thereof.

         I understand that I must execute this Directors Supplemental Retirement Benefit Plan Joinder Agreement ("Joinder Agreement") as well as notify the Administrator of such execution in order to participate in the Plan from its Effective Date. Otherwise, I may execute this Joinder Agreement and give notice of such execution to the Administrator at least thirty (30) days prior to any February 1.

         My "Benefit Age" shall be Seventy-One (71).

         My annual "Retirement Benefit" shall be Twenty Four Thousand Six Hundred and Sixty-Seven Dollars ($24,667), subject to Subsection 3.1 and all relevant Subsections of the Plan.

         My annual "Survivor's Benefit" shall be Twenty Four Thousand Six Hundred and Sixty-Seven Dollars ($24,667), subject to Subsection 3.2 and all relevant Subsections of the Plan.

         In general, I understand that my receipt (or my Beneficiary's receipt) of the Retirement Benefit (or Survivor's Benefit) shall be subject to all provisions of the Plan.

         In general, I understand that if I voluntarily or involuntarily terminate service at the Bank pursuant to Subsection 3.3 of the Plan and prior to reaching my Benefit Age, for any reason other than for Cause, my retirement benefit shall be computed in accordance with Subsection 3.3 of the Plan, and in general such benefit shall be based on the annuitized value of (i) my Accrued Benefit on such date, plus (ii) interest accrued on such Accrued Benefit from the date of termination until my Benefit Age.

         I hereby designate the following individuals as my "Beneficiary" and I am aware that I can subsequently change such designation by submitting to the Administrator, at any subsequent time, and in substantially the form attached hereto as Exhibit A, a written designation of the primary and secondary Beneficiaries to whom payment under the Plan shall be made in the event of my death prior to complete distribution of the benefits due and payable under the Plan. I understand that any Beneficiary designation made subsequent to execution of the Joinder Agreement shall become effective only when receipt thereof is acknowledged in writing by the Administrator.

PRIMARY BENEFICIARY:          /s/ Agnes M. Heins

SECONDARY BENEFICIARY:        /s/ Heins Family Irrev. Trust

         I further understand that I am entitled to review or obtain a copy of the Plan, at any time, and may do so by contacting the Bank.

         This Joinder Agreement shall become effective upon execution (below) by both the Director and a duly authorized officer of the Bank.

         Dated this 15th day of March, 2000.

 /s/ Paul J. Heins
------------------
(Director)


/s/ Gregory Kreis
-----------------
(Bank's duly authorized Officer)
President & CEO

                 DIRECTORS SUPPLEMENTAL RETIREMENT BENEFIT PLAN
                                JOINDER AGREEMENT

         I, Bruce Frassinelli, and OSWEGO COUNTY SAVINGS BANK. hereby agree for good and valuable consideration, the value of which is hereby acknowledged, that I shall participate in the Directors Supplemental Retirement Benefit Plan ("Plan") established on March 15, 2000, by OSWEGO COUNTY SAVINGS BANK., as such Plan may now exist or hereafter be modified; and do further agree to the terms and conditions thereof.

         I understand that I must execute this Directors Supplemental Retirement Benefit Plan Joinder Agreement ("Joinder Agreement") as well as notify the Administrator of such execution in order to participate in the Plan from its Effective Date. Otherwise, I may execute this Joinder Agreement and give notice of such execution to the Administrator at least thirty (30) days prior to any February 1.

         My "Benefit Age" shall be Seventy-One (71).

         My annual "Retirement Benefit" shall be Twenty Two Thousand One Hundred and Forty-Nine Dollars ($22,149), subject to Subsection 3.1 and all relevant Subsections of the Plan.

         My annual "Survivor's Benefit" shall be Twenty Two Thousand One Hundred and Forty-Nine Dollars ($22,149), subject to Subsection 3.2 and all relevant Subsections of the Plan.

         In general, I understand that my receipt (or my Beneficiary's receipt) of the Retirement Benefit (or Survivor's Benefit) shall be subject to all provisions of the Plan.

         In general, I understand that if I voluntarily or involuntarily terminate service at the Bank pursuant to Subsection 3.3 of the Plan and prior to reaching my Benefit Age, for any reason other than for Cause, my retirement benefit shall be computed in accordance with Subsection 3.3 of the Plan, and in general such benefit shall be based on the annuitized value of (i) my Accrued Benefit on such date, plus (ii) interest accrued on such Accrued Benefit from the date of termination until my Benefit Age.

         I hereby designate the following individuals as my "Beneficiary" and I am aware that I can subsequently change such designation by submitting to the Administrator, at any subsequent time, and in substantially the form attached hereto as Exhibit A, a written designation of the primary and secondary Beneficiaries to whom payment under the Plan shall be made in the event of my death prior to complete distribution of the benefits due and payable under the Plan. I understand that any Beneficiary designation made subsequent to execution of the Joinder Agreement shall become effective only when receipt thereof is acknowledged in writing by the Administrator.

PRIMARY BENEFICIARY:       /s/ Marie Frasinelli, Wife
                               Stephen Frasinelli
                               Michael Frasinelli      [Sons}
                               Paul Frasinelli

SECONDARY BENEFICIARY:     _______________________________________________

         I further understand that I am entitled to review or obtain a copy of the Plan, at any time, and may do so by contacting the Bank.

         This Joinder Agreement shall become effective upon execution (below) by both the Director and a duly authorized officer of the Bank.

         Dated this 16th day of March, 2000.

 /s/ Bruce Frassinelli
----------------------
(Director)


/s/ Gregory Kreis
-----------------
(Bank's duly authorized Officer)
President & CEO

                 DIRECTORS SUPPLEMENTAL RETIREMENT BENEFIT PLAN
                                JOINDER AGREEMENT

         I, Michael Brower, and OSWEGO COUNTY SAVINGS BANK. hereby agree for good and valuable consideration, the value of which is hereby acknowledged, that I shall participate in the Directors Supplemental Retirement Benefit Plan ("Plan") established on March 15, 2000, by OSWEGO COUNTY SAVINGS BANK., as such Plan may now exist or hereafter be modified; and do further agree to the terms and conditions thereof.

         I understand that I must execute this Directors Retirement Plan Joinder Agreement ("Joinder Agreement") as well as notify the Administrator of such execution in order to participate in the Plan from its Effective Date. Otherwise, I may execute this Joinder Agreement and give notice of such execution to the Administrator at least thirty (30) days prior to any February 1.

         My "Benefit Age" shall be Sixty-Five (65).

         My annual "Retirement Benefit" shall be Twenty Eight Thousand Five Hundred and Ninety-Six Dollars ($28,596), subject to Subsection 3.1 and all relevant Subsections of the Plan.

         My annual "Survivor's Benefit" shall be Twenty Eight Thousand Five Hundred and Ninety-Six Dollars ($28,596), subject to Subsection 3.2 and all relevant Subsections of the Plan.

         In general, I understand that my receipt (or my Beneficiary's receipt) of the Retirement Benefit (or Survivor's Benefit) shall be subject to all provisions of the Plan.

         In general, I understand that if I voluntarily or involuntarily terminate service at the Bank pursuant to Subsection 3.3 of the Plan and prior to reaching my Benefit Age, for any reason other than for Cause, my retirement benefit shall be computed in accordance with Subsection 3.3 of the Plan, and in general such benefit shall be based on the annuitized value of (i) my Accrued Benefit on such date, plus (ii) interest accrued on such Accrued Benefit from the date of termination until my Benefit Age.

         I hereby designate the following individuals as my "Beneficiary" and I am aware that I can subsequently change such designation by submitting to the Administrator, at any subsequent time, and in substantially the form attached hereto as Exhibit A, a written designation of the primary and secondary Beneficiaries to whom payment under the Plan shall be made in the event of my death prior to complete distribution of the benefits due and payable under the Plan. I understand that any Beneficiary designation made subsequent to execution of the Joinder Agreement shall become effective only when receipt thereof is acknowledged in writing by the Administrator.

PRIMARY BENEFICIARY:          /s/ Catherine J. Brower - Spouse

SECONDARY BENEFICIARY:        /s/ Thomas MaryCate R. Brower Children
                              to share and share alike

         I further understand that I am entitled to review or obtain a copy of the Plan, at any time, and may do so by contacting the Bank.

         This Joinder Agreement shall become effective upon execution (below) by both the Director and a duly authorized officer of the Bank.

         Dated this 16th day of March, 2000.

 /s/ Michael R. Brower
----------------------
(Director)


 /s/ Gregory Kreis
------------------
(Bank's duly authorized Officer)
President & CEO

                 DIRECTORS SUPPLEMENTAL RETIREMENT BENEFIT PLAN
                                JOINDER AGREEMENT

         I, Deborah Stanley, and OSWEGO COUNTY SAVINGS BANK. hereby agree for good and valuable consideration, the value of which is hereby acknowledged, that I shall participate in the Directors Supplemental Retirement Benefit Plan ("Plan") established on March 15, 2000, by OSWEGO COUNTY SAVINGS BANK., as such Plan may now exist or hereafter be modified; and do further agree to the terms and conditions thereof.

         I understand that I must execute this Directors Retirement Plan Joinder Agreement ("Joinder Agreement") as well as notify the Administrator of such execution in order to participate in the Plan from its Effective Date. Otherwise, I may execute this Joinder Agreement and give notice of such execution to the Administrator at least thirty (30) days prior to any February 1.

         My "Benefit Age" shall be Sixty-Five (65).

         My annual "Retirement Benefit" shall be Twenty Four Thousand Six Hundred and Forty Dollars ($24,640), subject to Subsection 3.1 and all relevant Subsections of the Plan.

         My annual "Survivor's Benefit" shall be Twenty Four Thousand Six Hundred and Forty Dollars ($24,640), subject to Subsection 3.2 and all relevant Subsections of the Plan.

         In general, I understand that my receipt (or my Beneficiary's receipt) of the Retirement Benefit (or Survivor's Benefit) shall be subject to all provisions of the Plan.

         In general, I understand that if I voluntarily or involuntarily terminate service at the Bank pursuant to Subsection 3.3 of the Plan and prior to reaching my Benefit Age, for any reason other than for Cause, my retirement benefit shall be computed in accordance with Subsection 3.3 of the Plan, and in general such benefit shall be based on the annuitized value of (i) my Accrued Benefit on such date, plus (ii) interest accrued on such Accrued Benefit from the date of termination until my Benefit Age.

         I hereby designate the following individuals as my "Beneficiary" and I am aware that I can subsequently change such designation by submitting to the Administrator, at any subsequent time, and in substantially the form attached hereto as Exhibit A, a written designation of the primary and secondary Beneficiaries to whom payment under the Plan shall be made in the event of my death prior to complete distribution of the benefits due and payable under the Plan. I understand that any Beneficiary designation made subsequent to execution of the Joinder Agreement shall become effective only when receipt thereof is acknowledged in writing by the Administrator.

PRIMARY BENEFICIARY:          /s/ Michael J. Stanley        husband

SECONDARY BENEFICIARY:        All children

         I further understand that I am entitled to review or obtain a copy of the Plan, at any time, and may do so by contacting the Bank.

         This Joinder Agreement shall become effective upon execution (below) by both the Director and a duly authorized officer of the Bank.

         Dated this 16th day of March, 2000.

/s/ Deborah F. Stanley
----------------------
(Director)


 /s/ Gregory Kreis
------------------
(Bank's duly authorized Officer)
President & CEO

                  DIRECTOR SUPPLEMENTAL RETIREMENT BENEFIT PLAN
                             BENEFICIARY DESIGNATION

         The Director, under the terms of theDirectors Supplemental Retirement Benefit Plan executed by the Bank on March 15, 2000, hereby designates the following Beneficiary to receive any guaranteed payments or death benefits under such Plan, following his death:

PRIMARY BENEFICIARY:       ____________________________________


SECONDARY BENEFICIARY:     _________________________________


         This Beneficiary Designation hereby revokes any prior Beneficiary Designation which may have been in effect.

         Such Beneficiary Designation is revocable.


DATE: ______________________, 2000



-----------------------------------         ------------------------------
(WITNESS)                                               DIRECTOR

                                    Exhibit B